                                                                      EXHIBIT 16

                           MAGNA FUNDS
                           EXHIBIT 16
                           TOTAL RETURN
                           NO LOAD CALCULATIONS
                           GROWTH & INCOME PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------

T = (ERV/P)[to the power of (1/N-1)]

WHERE:    T =   TOTAL RETURN

          ERV = ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          N =  NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:( 09/01/94 TO 08/31/97 ):
                 ( 1,895.95 /1000 [to the power of (1/(    1096 /365))-1)]
                   = 23.74%
 ONE YEAR:       ( 09/01/96 TO 08/31/97 ):
                 ( 1,395.90 /1000 [to the power of (1/(     365 /365))-1)]
                   = 39.59%

                           MAGNA FUNDS
                           EXHIBIT 16
                           TOTAL RETURN
                           NO LOAD CALCULATIONS
                           INTERMEDIATE GOVERNMENT BOND FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
----------------------------

T = (ERV/P)[to the power of (1/N-1)]

WHERE:    T =   TOTAL RETURN

          ERV = ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          N =  NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:  ( 09/01/94 TO 08/31/97 ):
                    ( 1,209.98 /1000[to the power of (1/(    1096 /365))-1)]
                      = 6.55%

  ONE YEAR:         ( 09/01/96 TO 08/31/97 ):
                    ( 1,079.60 /1000[to the power of (1/(     365 /365))-1)]
                      = 7.96%

                           MAGNA FUNDS
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           GROWTH & INCOME PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.00%
----------------------------

T = (ERV/P)[to the power of (1/N-1)]

WHERE:    T =   TOTAL RETURN

          ERV = ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          N =  NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:  ( 09/01/94 TO 08/31/97 ):
                    ( 1,820.27 /1000[to the power of (1/(    1096 /365))-1)]
                      = 22.08%

  ONE YEAR:         ( 09/01/96 TO 08/31/97 ):
                    ( 1,340.40 /1000[to the power of (1/(     365 /365))-1)]
                      = 34.04%

                           MAGNA FUNDS
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           INTERMEDIATE GOVERNMENT BOND FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.00%
----------------------------

T = (ERV/P)[to the power of (1/N-1)]

WHERE:    T =   TOTAL RETURN

          ERV = ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINNING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

          N =  NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:  ( 09/01/94 TO 08/31/97 ):
                    ( 1,161.71 /1000[to the power of (1/(    1096 /365))-1)]
                      = 5.12%

  ONE YEAR:         ( 09/01/96 TO 08/31/97 ):
                    ( 1,036.30 /1000[to the power of (1/(     365 /365))-1)]
                      = 3.63%